SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ACI WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be held on June 9, 2020, for ACI Worldwide, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/ACIW. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before June 1, 2020.

View Proxy Materials and Annual Report Online at

www.proxydocs.com/ACIW

A convenient way to view proxy materials and VOTE!

Have the 12 digit control number available when you access the website and follow the instructions.

Material may be requested by one of the following methods:

INTERNET www.investorelections.com/ACIW	TELEPHONE (866) 648-8133	*E-MAIL paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.

*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	# SHARES

ACI Worldwide, Inc. Notice of Annual Meeting of Stockholders
Date: Time: Place:	Tuesday, June 9, 2020 3:00 p.m. Eastern Time Annual Meeting to be held via the Internet - please visit www.proxydocs.com/ACIW for more details.

   We are holding the Annual Meeting to:

1.	Elect eight directors to our Board of Directors to hold office until the 2021 Annual Meeting of Stockholders;

Nominees	01 Odilon Almeida	03 James C. Hale	05 Charles E. Peters, Jr.	07 Adalio T. Sanchez
	02 Janet O. Estep	04 Pamela H. Patsley	06 David A. Poe	08 Thomas W. Warsop III

2.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
3.	Obtain advisory approval of the Company’s named executive officer compensation;
4.	Approve the Company’s 2020 Equity and Incentive Compensation Plan; and
5.	Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors recommends that you vote FOR all nominees for director and FOR proposals 2, 3 and 4.

Our Board of Directors has fixed the close of business on April 16, 2020 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment. Each share of our common stock is entitled to one vote on all matters presented at the Annual Meeting.

TO ATTEND the Annual Meeting of ACI Worldwide Inc., please visit www.proxydocs.com/ACIW for virtual meeting registration details.

The control number located in the shaded gray box will be required to register.